UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

130 Vantis Dr.

Suite 170

Aliso Viejo, CA 92656

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01. Regulation FD Disclosure.

On September 30, 2026, AEON Biopharma, Inc. (the “Company”) issued a press release announcing receipt of the official minutes from its Biosimilar Biological Product Development (“BPD”) Type 2b meeting with the U.S. Food and Drug Administration (“FDA”) regarding the development pathway for ABP-450. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The information furnished in this Item 7.01 of this Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such a filing.

Item 8.01. Other Events.

On September 30, 2026, the Company announced receipt of the official minutes from its BPD Type 2b meeting with the FDA regarding ABP-450’s development pathway as a proposed biosimilar to BOTOX® (onabotulinumtoxinA).

The FDA agreed in principle with the Company’s proposed two-stage design for a comparative pharmacodynamic study using Compound Muscle Action Potential (“CMAP”) measurement in the extensor digitorum brevis muscle, consisting of an initial dose-finding stage followed by a comparative pharmacodynamic evaluation. The FDA provided recommendations intended to strengthen the study’s ability to demonstrate assay sensitivity. The Company intends to incorporate the FDA’s feedback and expects to submit an investigational new drug application (“IND”) for the CMAP study in the fourth quarter of 2026 and to initiate the CMAP study in the first quarter of 2027.

The FDA also indicated that comparative clinical studies previously conducted by Daewoong Pharmaceutical across several indications may be submitted for consideration as supportive evidence, subject to appropriate scientific bridging to U.S.-licensed BOTOX® and between the ABP-450 drug product used in each study and ABP-450 as currently manufactured. The Company intends to complete the scientific bridging work necessary to support consideration of those studies within the totality of evidence for ABP-450.

In addition, the FDA emphasized that, if additional clinical evidence is ultimately needed, such evidence should be sufficiently sensitive to detect a meaningful difference between the products, if one exists, and indicated that more sensitive measures of biological activity, rather than traditional clinical efficacy endpoints, could be considered, and that the design of any additional clinical study should be guided by the specific residual uncertainty remaining following completion of the Company’s comparative analytical assessment. The Company does not intend to initiate a standalone comparative efficacy study at this time and plans first to evaluate the totality of its analytical, pharmacodynamic and comparative human evidence to determine whether additional clinical evidence is scientifically necessary and, if so, the most appropriate approach to address any remaining residual uncertainty. The Company plans to return to the FDA in 2027 with its integrated evidence package.

The FDA also addressed indication-specific considerations, including chronic migraine, and invited the Company to provide analyses supporting the rationale for the outcome of the Phase 2 study of ABP-450 previously conducted for the prevention of migraine headache. The Company intends to complete these analyses and provide them to the FDA as part of its Biologics License Application (“BLA”) submission for ABP-450.

Two-Year Milestone Warrants

As previously disclosed, in connection with the Company’s July 2026 underwritten public offering, the Company issued two-year milestone warrants (the “Two-Year Milestone Warrants”) that expire on the earlier of (i) July 15, 2028 and (ii) 45 days after the Company’s public announcement that it has received Type 2b meeting minutes from the FDA that do not preclude advancement of ABP-450 toward a BLA under the biosimilar pathway set forth in Section 351(k) of the Public Health Service Act (“Section 351(k)”).

The Company has reviewed the final minutes from the BPD Type 2b meeting described above and has determined, for purposes of the Two-Year Milestone Warrants, that the minutes do not preclude advancement of ABP-450 toward a BLA under the Section 351(k) biosimilar pathway. Accordingly, the Company considers the condition for acceleration of the expiration date of the Two-Year Milestone Warrants to have been satisfied by the public announcement described in this Report and the accompanying press release. As a result, in accordance with their terms, the Two-Year Milestone Warrants will expire on November 16, 2026, which is the first business day that is 45 days following the date of such public announcement, unless exercised prior to such date.

The Company’s determination with respect to the Two-Year Milestone Warrants relates solely to the contractual standard set forth in the warrants and does not constitute a determination by the FDA that ABP-450 is biosimilar to BOTOX® or that any particular development program or additional clinical evidence will be sufficient to support approval.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements regarding the Company’s plans and expected timing for the development of ABP-450, including submission of an IND and initiation of the planned CMAP pharmacodynamic study; the Company’s ability to complete its comparative analytical assessment and scientific bridging activities; the potential evidentiary value of the Company’s analytical, pharmacodynamic and existing comparative human evidence; the nature and scope of any additional studies that may be required; and the timing and outcome of future interactions with the FDA. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including the FDA’s interpretation of data and information generated or submitted by the Company, the possibility that the FDA may require additional analytical, pharmacodynamic, clinical or other studies, the Company’s ability to successfully complete its planned development activities, changes in FDA guidance, regulatory requirements or interpretations, including with respect to the role of comparative clinical studies in biosimilar development, the Company’s ability to obtain sufficient capital to fund its planned development activities, and the other risks described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors.” The Company undertakes no obligation to update any forward-looking statements, except as required by applicable law.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of AEON Biopharma, Inc., dated September 30, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.
Date: September 30, 2026	By:	/s/ Robert Bancroft
Robert Bancroft
President and Chief Executive Officer